                                                                   EXHIBIT 10.17

                AMENDMENT OF ACQUISITION COOPERATION AGREEMENT
                ----------------------------------------------

     AMENDMENT, dated as of March 24, 1999 (the "Amendment"), to the Acquisition Cooperation Agreement, dated as of February 9, 1999 (as amended, the "Acquisition Cooperation Agreement"), by and among NRT Incorporated (the "Company"), Cendant Corporation, Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., Apollo (UK) Partners III, L.P. and Apollo Management, L.P.

     WHEREAS, the parties hereto desire to amend the Acquisition Cooperation Agreement in the manner set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined
                -----------------------
herein, each term used herein shall have the meaning assigned to such term in the Acquisition Cooperation Agreement.

     SECTION 2. Amendment of Acquisition Cooperation Agreement. The second
                ----------------------------------------------
sentence of Section 3.10 of the Acquisition Cooperation Agreement is hereby amended to read in its entirety as follows;

     Following the initial public offering of the Company, any provision of this Agreement may be amended if, but only if, such amendment is (i) in writing and signed by each of Cendant, the Company and, with respect to Section 3.9 only, Apollo and (ii) approved by a majority of the members of the Board of Directors of the Company who are not Cendant Designees (as such term is defined in the Stockholders Agreement, dated as of August 11, 1997, as amended, by and among the Company, Cendant Corporation, Cendant Operations, Inc., Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P. and Apollo (UK) Partners III, L.P. and Apollo Management, L.P.).

     SECTION 3. No Further Amendment. Except as otherwise provided herein, the
                --------------------
Acquisition Cooperation Agreement shall remain unchanged and in full force and effect.

     SECTION 4. Effect of Amendment. From and after the execution of this
                -------------------
Amendment by the parties hereto, any reference to the Acquisition Cooperation Agreement shall be deemed a reference to the Acquisition Cooperation Agreement as amended hereby.

     SECTION 5.     Government Law.  This amendment shall be governed by,
                    --------------
enforced under and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

     SECTION 6.     Counterparts.  This Amendment may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 7.     Captions.  The captions of the various sections of this
                    --------
Amendment have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any provision of this Amendment or the Acquisition Cooperation Agreement or affect the construction thereof.

          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first above written.

                              NRT INCORPORATED

                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              CENDANT CORPORATION


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                              APOLLO INVESTMENT FUND III, L.P.

                              By: Apollo Advisors II, L.P., its General Partner

                              By: Apollo Capital Management II, Inc., its
                                  General Partner


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              APOLLO OVERSEAS PARTNERS III, L.P.


                              By:  Apollo Advisors II, L.P., its General Partner


                              By:  Apollo Capital Management II, Inc., its
                                   General Partner


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                              APOLLO (UK) PARTNERS III, L.P.

                              By:  Apollo Advisors II, L.P., its General Partner

                              By:  Apollo Capital Management II, Inc., its
                                   General Partner



                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              APOLLO MANAGEMENT, L.P.


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title: